EXHIBIT 99.1
                                 ------------

               Computational Materials filed on August 31, 2005.

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------




                            Computational Materials



                                [$297,588,000]
                                 (Approximate)


                Residential Asset Securitization Trust 2005-A12
                                    Issuer


                               IndyMac MBS, Inc.
                                   Depositor


                             IndyMac Bank, F.S.B.
                          Seller and Master Servicer









------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------




                         [$297,588,000] (Approximate)
                Residential Asset Securitization Trust 2005-A12



                                                   Transaction Highlights
                                                   ----------------------

--------------------------------------------------------------------------------------------------------------------------
  Offered                                                                                             Payment Window
  Classes         Description         Balance(3)    Expected Ratings   Avg Life to Call/Mty(1)(2)     Call/Mty (1)(2)
--------------------------------------------------------------------------------------------------------------------------
    A-1            Floater(4)       [$297,588,000]     AAA/Aaa                 2.35/2.35           10/05-03/12/ 10/05-03/12
--------------------------------------------------------------------------------------------------------------------------
    A-2       Inverse Floater/IO    [$297,588,000]                             Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    A-3                NAS          [$59,600,000]                              Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-1            Subordinate                                             Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-2            Subordinate                                             Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-3            Subordinate                                             Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-4            Subordinate                                             Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-5            Subordinate                                             Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-6            Subordinate                                             Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------

Notes:  (1)  Certificates are priced to a 10% Optional Call.
-----   (2)  Based on 100% PPC, run using the investor settle date.
        (3)  Bond sizes subject to a variance of plus or minus 5%.
        (4) The Class A-1 Certificates will have a per annum interest rate equal to the lesser of (i) One-Month LIBOR plus 55 basis points, and (ii) 5.50%. On each Distribution Date, beginning on the first distribution date, on which LIBOR exceeds 4.95%, in addition to the interest distribution amount, the Class A-1 Certificates will be entitled to receive the Yield Supplement Amount, as described herein.


------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


Depositor:                      IndyMac MBS, Inc.

Master Servicer:                IndyMac Bank, F.S.B.

Issuer:                         Residential Asset Securitization Trust 2005-A12

Trustee:                        Deutsche Bank National Trust Company

Cut-off Date:                   September 1, 2005

Closing Date:                   September 29, 2005

Investor Settle:                September 30, 2005

Legal Structure                 REMIC

Optional Call:                  10% Cleanup Call

Distribution Date:              25th of each month, or the next business day, commencing October 25, 2005

Accrual Period:                 The interest accrual period (the "Accrual Period") with respect to the Class
                                A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning on the 25th day of the prior month and ending on the 24th day of the month (on a 30/360 basis) in which the Distribution Date

ERISA:                          The Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to
                                Title I of ERISA or Section 4975 of the Code, subject to certain conditions.
                                Prospective investors should review with legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.

Offered Certificates:           The Class A-1 Certificates

Other Certificates:             It is anticipated that other classes of certificates will be issued by the issuer, including six classes of subordinated certificates and [possibly]
                                other classes of senior certificates.

Rating Agencies:                The Certificates will be rated by two of the three major Rating Agencies:
                                Moody's, Standard & Poor's, or Fitch, with the expected ratings as set forth on the prior page.

Prepayment Assumption:          100% PPC representing 10% to 24% CPR over 12 months.

Credit Enhancement:             Senior/subordinate, shifting interest structure.

Mortgage Loans:                 As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be $375,000,000, subject to a 5% variance.

Corridor Contract:              Beginning with the first Distribution Date, the Class A-1 Certificates will have the benefit of an interest rate corridor contract. With respect to each applicable Distribution Date, the amount payable by the corridor contract counterparty will equal the product of (i) the excess (if any) of one month
                                LIBOR over 4.95% (subject to a ceiling of 10.95%), (ii) the lesser of (x) the corridor contract notional balance for such Distribution Date and (y) the
                                Class Certificate Balance of the Class A-1 Certificates immediately prior to such Distribution Date and (iii) one-twelfth ("Yield Supplement Amount").

                                On each Distribution Date, the Corridor Contract will only be available to pay current basis risk shortfall incurred in such interest accrual period.



------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------

Advances:                       The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the
                                Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Senior Principal                The principal payments to the Senior Certificates, to the extent of
Distribution:                   available funds, will be made concurrently as follows:

                                           1.  95% of such amount, to the Class A-3 Certificates, an amount up to the NAS Principal Distribution Amount, until the Class
                                               Principal Balance is reduced to zero.

                                           2.  To the Class A-1 Certificates, until the Class Principal
                                               Balance is reduced to zero.

                                           3.  To the Class A-3 Certificates, without regard to the NAS
                                               Principal Distribution Amount, until the Class Principal
                                               Balance is reduced to zero.

NAS Principal Distribution       The sum of the NAS Scheduled Amount plus the NAS Prepayment Amount.
Amount:

NAS Scheduled Amount:            The product of (x) the NAS Percent (y) the senior scheduled principal distribution amount and (z) the NAS Shift Percent.

NAS Prepayment Amount:           The product of (x) the NAS Percent (y) the senior prepayment principal distribution amount and (z) the NAS Priority Percent.

NAS Percent:                     The sum of (x) the Class A-3 Certificate Balance and (y) $10,000,000 over the balance of the Senior Certificates.

NAS Shift Percent:               For any Distribution Date occurring during the first five years, beginning on the first Distribution Date, 0%. Thereafter, the NAS Shift Percentage for any
                                 Distribution Date occurring on or after the fifth anniversary of the first
                                 Distribution Date will equal 100%.

NAS Priority Percent:            For any Distribution Date occurring during the first five years, beginning on the first Distribution Date, 0%. Thereafter, the NAS Priority Percentage for
                                 any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%;
                                 for any Distribution Date in the fourth year thereafter, 80%; and for any
                                 Distribution Date thereafter, 100%.

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------

                                               Preliminary Interest Rate Cap Schedules
                                                    (Subject to final collateral)

------------------------------------------------------------------------------------------------------------------------------------
           Class A-1 Interest Rate Corridor                                    Class A-1 Interest Rate Corridor
Period            Notional Balance ($)        Strike%    Ceiling%     Period           Notional Balance ($)       Strike%   Ceiling%
      1              297,588,000.00             4.95%      10.95%          40              82,304,254.14           4.95%      10.95%
      2              293,559,384.50             4.95%      10.95%          41              78,554,562.48           4.95%      10.95%
      3              289,130,982.00             4.95%      10.95%          42              74,893,220.03           4.95%      10.95%
      4              284,311,863.70             4.95%      10.95%          43              71,318,178.40           4.95%      10.95%
      5              279,112,471.90             4.95%      10.95%          44              67,827,436.46           4.95%      10.95%
      6              273,544,594.20             4.95%      10.95%          45              64,419,039.28           4.95%      10.95%
      7              267,621,330.30             4.95%      10.95%          46              61,091,077.04           4.95%      10.95%
      8              261,357,049.90             4.95%      10.95%          47              57,841,684.04           4.95%      10.95%
      9              254,767,343.80             4.95%      10.95%          48              54,669,037.61           4.95%      10.95%
     10              247,868,966.90             4.95%      10.95%          49              51,571,357.21           4.95%      10.95%
     11              240,679,773.90             4.95%      10.95%          50              48,546,903.38           4.95%      10.95%
     12              233,218,647.90             4.95%      10.95%          51              45,593,976.87           4.95%      10.95%
     13              225,931,762.20             4.95%      10.95%          52              42,710,917.65           4.95%      10.95%
     14              218,815,090.10             4.95%      10.95%          53              39,896,104.08           4.95%      10.95%
     15              211,864,697.20             4.95%      10.95%          54              37,147,951.94           4.95%      10.95%
     16              205,076,740.00             4.95%      10.95%          55              34,464,913.67           4.95%      10.95%
     17              198,447,463.10             4.95%      10.95%          56              31,845,477.43           4.95%      10.95%
     18              191,973,197.90             4.95%      10.95%          57              29,288,166.36           4.95%      10.95%
     19              185,650,359.80             4.95%      10.95%          58              26,791,537.73           4.95%      10.95%
     20              179,475,447.10             4.95%      10.95%          59              24,354,182.15           4.95%      10.95%
     21              173,445,038.40             4.95%      10.95%          60              21,974,722.84           4.95%      10.95%
     22              167,555,791.20             4.95%      10.95%          61              19,651,814.87           4.95%      10.95%
     23              161,804,440.00             4.95%      10.95%          62              18,126,796.33           4.95%      10.95%
     24              156,187,794.30             4.95%      10.95%          63              16,650,897.10           4.95%      10.95%
     25              150,702,737.40             4.95%      10.95%          64              15,222,904.29           4.95%      10.95%
     26              145,346,223.90             4.95%      10.95%          65              13,841,633.98           4.95%      10.95%
     27              140,115,279.10             4.95%      10.95%          66              12,505,930.52           4.95%      10.95%
     28              135,006,996.30             4.95%      10.95%          67              11,214,665.88           4.95%      10.95%
     29              130,018,536.20             4.95%      10.95%          68               9,966,739.07           4.95%      10.95%
     30              125,147,124.60             4.95%      10.95%          69               8,761,075.49           4.95%      10.95%
     31              120,390,051.30             4.95%      10.95%          70               7,596,626.34           4.95%      10.95%
     32              115,744,668.80             4.95%      10.95%          71               6,472,368.02           4.95%      10.95%
     33              111,208,390.20             4.95%      10.95%          72               5,387,301.61           4.95%      10.95%
     34              106,778,688.60             4.95%      10.95%          73               4,340,452.25           4.95%      10.95%
     35              102,453,095.20             4.95%      10.95%          74               3,517,058.65           4.95%      10.95%
     36               98,229,197.97             4.95%      10.95%          75               2,726,095.01           4.95%      10.95%
     37               94,104,640.77             4.95%      10.95%          76               1,966,694.19           4.95%      10.95%
     38               90,077,121.65             4.95%      10.95%          77               1,238,010.39           4.95%      10.95%
     39               86,144,391.76             4.95%      10.95%          78                 539,218.62           4.95%      10.95%
                                                                       79 and                       0.00           0.00%       0.00%
                                                                   thereafter



------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------

This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject
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which may conflict with your interests. Morgan Stanley may also perform or
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and instruments mentioned herein.

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security/instrument or to
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prospective participant had completed its own independent investigation of the
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be financially able to bear such risk and (iii) have determined that an investment in the securities is suitable and appropriate for it.



------------------------------------------------------------------------------
(C) 2005 Morgan Stanley
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------




                            Computational Materials




                                [$297,588,000]
                                 (Approximate)


                Residential Asset Securitization Trust 2005-A12
                                    Issuer


                               IndyMac MBS, Inc.
                                   Depositor


                             IndyMac Bank, F.S.B.
                          Seller and Master Servicer









------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------



                         [$297,588,000] (Approximate)

                Residential Asset Securitization Trust 2005-A12



                            Transaction Highlights
                            ----------------------

--------------------------------------------------------------------------------------------------------------------------
  Offered                                              Expected         Avg Life to Call/           Payment Window
  Classes        Description          Balance(3)        Ratings          Mty(1)(2)                  Call/Mty (1)(2)
--------------------------------------------------------------------------------------------------------------------------
    A-1          Floater(4)         [$297,588,000]     AAA/Aaa              2.35/2.35             10/05-03/12/ 10/05-03/12
--------------------------------------------------------------------------------------------------------------------------
    A-2       Inverse Floater/IO    [$297,588,000]                     Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    A-3              NAS            [$59,600,000]                      Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-1          Subordinate                                           Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-2          Subordinate                                           Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-3          Subordinate                                           Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-4          Subordinate                                           Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-5          Subordinate                                           Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
    B-6          Subordinate                                           Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------


Notes:    (1)  Certificates are priced to a 10% Optional Call.
-----     (2)  Based on 100% PPC, run using the investor settle date.
          (3)  Bond sizes subject to a variance of plus or minus 5%.
          (4)  The Class A-1 Certificates will have a per annum interest rate equal to the lesser of (i) One-Month LIBOR plus 50 basis points, and (ii) 5.50%. On each Distribution Date, beginning on the first distribution date, on which LIBOR exceeds 5.00%, in addition to the interest distribution amount, the Class A-1
               Certificates will be entitled to receive the Yield Supplement
               Amount, as described herein.



------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


Depositor:                      IndyMac MBS, Inc.

Master Servicer:                IndyMac Bank, F.S.B.

Issuer:                         Residential Asset Securitization Trust 2005-A12

Trustee:                        Deutsche Bank National Trust Company

Cut-off Date:                   September 1, 2005

Closing Date:                   September 29, 2005

Investor Settle:                September 30, 2005

Legal Structure                 REMIC

Optional Call:                  10% Cleanup Call

Distribution Date:              25th of each month, or the next business day, commencing October 25, 2005

Accrual Period:                 The interest accrual period (the "Accrual Period") with respect to the Class
                                A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning on the 25th day of the prior month and ending on the 24th day of the month (on a 30/360 basis) in which the Distribution Date

ERISA:                          The Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to
                                Title I of ERISA or Section 4975 of the Code, subject to certain conditions.
                                Prospective investors should review with legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.

Offered Certificates:           The Class A-1 Certificates

Other Certificates:             It is anticipated that other classes of certificates will be issued by the issuer, including six classes of subordinated certificates and [possibly]
                                other classes of senior certificates.

Rating Agencies:                The Certificates will be rated by two of the three major Rating Agencies:
                                Moody's, Standard & Poor's, or Fitch, with the expected ratings as set forth on the prior page.

Prepayment Assumption:          100% PPC representing 10% to 24% CPR over 12 months.

Credit Enhancement:             Senior/subordinate, shifting interest structure.

Mortgage Loans:                 As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be $375,000,000, subject to a 5% variance.

Corridor Contract:              Beginning with the first Distribution Date, the Class A-1 Certificates will have the benefit of an interest rate corridor contract. With respect to each applicable Distribution Date, the amount payable by the corridor contract counterparty will equal the product of (i) the excess (if any) of one month
                                LIBOR over 5.00% (subject to a ceiling of 11.00%), (ii) the lesser of (x) the corridor contract notional balance for such Distribution Date and (y) the
                                Class Certificate Balance of the Class A-1 Certificates immediately prior to such Distribution Date and (iii) one-twelfth ("Yield Supplement Amount").

                                On each Distribution Date, the Corridor Contract will only be available to pay current basis risk shortfall incurred in such interest accrual period.



------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
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
Advances:                       The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the
                                Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Senior Principal                The principal payments to the Senior Certificates, to the extent of
Distribution:                   available funds, will be made concurrently as follows:

                                          1.  95% of such amount, to the Class A-3 Certificates, an amount up to the NAS Principal Distribution Amount, until the Class
                                              Principal Balance is reduced to zero.

                                          2.  To the Class A-1 Certificates, until the Class Principal Balance is reduced to zero.

                                          3.  To the Class A-3 Certificates, without regard to the NAS
                                              Principal Distribution Amount, until the Class Principal Balance is reduced to zero.

NAS Principal Distribution      The sum of the NAS Scheduled Amount plus the NAS Prepayment Amount.
Amount:

NAS Scheduled Amount:           The product of (x) the NAS Percent (y) the senior scheduled principal distribution amount and (z) the NAS Shift Percent.

NAS Prepayment Amount:          The product of (x) the NAS Percent (y) the senior prepayment principal distribution amount and (z) the NAS Priority Percent.

NAS Percent:                    The sum of (x) the Class A-3 Certificate Balance and (y) $10,000,000 over the balance of the Senior Certificates.

NAS Shift Percent:              For any Distribution Date occurring during the first five years, beginning on the first Distribution Date, 0%. Thereafter, the NAS Shift Percentage for any
                                Distribution Date occurring on or after the fifth anniversary of the first
                                Distribution Date will equal 100%.

NAS Priority Percent:           For any Distribution Date occurring during the first five years, beginning on the first Distribution Date, 0%. Thereafter, the NAS Priority Percentage for
                                any Distribution Date occurring on or after the fifth anniversary of the first
                                Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter,
                                40%; for any Distribution Date in the third year thereafter, 60%; for any
                                Distribution Date in the fourth year thereafter, 80%; and for any Distribution
                                Date thereafter, 100%.


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This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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

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MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
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
                                               Preliminary Interest Rate Cap Schedules
                                                    (Subject to final collateral)

------------------------------------------------------------------------------------------------------------------------------------
           Class A-1 Interest Rate Corridor                                    Class A-1 Interest Rate Corridor
Period            Notional Balance ($)        Strike%    Ceiling%     Period           Notional Balance ($)       Strike%   Ceiling%
      1              297,588,000.00             5.00%      11.00%          40              82,304,254.14           5.00%      11.00%
      2              293,559,384.50             5.00%      11.00%          41              78,554,562.48           5.00%      11.00%
      3              289,130,982.00             5.00%      11.00%          42              74,893,220.03           5.00%      11.00%
      4              284,311,863.70             5.00%      11.00%          43              71,318,178.40           5.00%      11.00%
      5              279,112,471.90             5.00%      11.00%          44              67,827,436.46           5.00%      11.00%
      6              273,544,594.20             5.00%      11.00%          45              64,419,039.28           5.00%      11.00%
      7              267,621,330.30             5.00%      11.00%          46              61,091,077.04           5.00%      11.00%
      8              261,357,049.90             5.00%      11.00%          47              57,841,684.04           5.00%      11.00%
      9              254,767,343.80             5.00%      11.00%          48              54,669,037.61           5.00%      11.00%
     10              247,868,966.90             5.00%      11.00%          49              51,571,357.21           5.00%      11.00%
     11              240,679,773.90             5.00%      11.00%          50              48,546,903.38           5.00%      11.00%
     12              233,218,647.90             5.00%      11.00%          51              45,593,976.87           5.00%      11.00%
     13              225,931,762.20             5.00%      11.00%          52              42,710,917.65           5.00%      11.00%
     14              218,815,090.10             5.00%      11.00%          53              39,896,104.08           5.00%      11.00%
     15              211,864,697.20             5.00%      11.00%          54              37,147,951.94           5.00%      11.00%
     16              205,076,740.00             5.00%      11.00%          55              34,464,913.67           5.00%      11.00%
     17              198,447,463.10             5.00%      11.00%          56              31,845,477.43           5.00%      11.00%
     18              191,973,197.90             5.00%      11.00%          57              29,288,166.36           5.00%      11.00%
     19              185,650,359.80             5.00%      11.00%          58              26,791,537.73           5.00%      11.00%
     20              179,475,447.10             5.00%      11.00%          59              24,354,182.15           5.00%      11.00%
     21              173,445,038.40             5.00%      11.00%          60              21,974,722.84           5.00%      11.00%
     22              167,555,791.20             5.00%      11.00%          61              19,651,814.87           5.00%      11.00%
     23              161,804,440.00             5.00%      11.00%          62              18,126,796.33           5.00%      11.00%
     24              156,187,794.30             5.00%      11.00%          63              16,650,897.10           5.00%      11.00%
     25              150,702,737.40             5.00%      11.00%          64              15,222,904.29           5.00%      11.00%
     26              145,346,223.90             5.00%      11.00%          65              13,841,633.98           5.00%      11.00%
     27              140,115,279.10             5.00%      11.00%          66              12,505,930.52           5.00%      11.00%
     28              135,006,996.30             5.00%      11.00%          67              11,214,665.88           5.00%      11.00%
     29              130,018,536.20             5.00%      11.00%          68               9,966,739.07           5.00%      11.00%
     30              125,147,124.60             5.00%      11.00%          69               8,761,075.49           5.00%      11.00%
     31              120,390,051.30             5.00%      11.00%          70               7,596,626.34           5.00%      11.00%
     32              115,744,668.80             5.00%      11.00%          71               6,472,368.02           5.00%      11.00%
     33              111,208,390.20             5.00%      11.00%          72               5,387,301.61           5.00%      11.00%
     34              106,778,688.60             5.00%      11.00%          73               4,340,452.25           5.00%      11.00%
     35              102,453,095.20             5.00%      11.00%          74               3,517,058.65           5.00%      11.00%
     36               98,229,197.97             5.00%      11.00%          75               2,726,095.01           5.00%      11.00%
     37               94,104,640.77             5.00%      11.00%          76               1,966,694.19           5.00%      11.00%
     38               90,077,121.65             5.00%      11.00%          77               1,238,010.39           5.00%      11.00%
     39               86,144,391.76             5.00%      11.00%          78                 539,218.62           5.00%      11.00%
                                                                       79 and                       0.00           0.00%       0.00%
                                                                   thereafter



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This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

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MORGAN STANLEY                                                 August 30, 2005
Securitized Products Group
                                [LOGO OMITTED]
                                Morgan Stanley
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